Income Taxes	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013	Sep. 30, 2013	Dec. 31, 2012
Income Taxes

15. Income Taxes

The components of income tax expense are as follows for the six months ended June 30, 2013:

Current income tax expense	$—
Deferred income tax expense	11,680

Total income tax expense	$11,680

The following is a reconciliation of income tax expense recorded on the Company’s consolidated statement of operations to the expected statutory federal corporate income tax rate for the six months ended June 30, 2013:

	Amount	Percent
Statutory federal income tax expense	$10,686	35.0%
State income tax expense, net of federal tax benefit	976	3.2%
Non-deductible expenses	82	0.2%
Other	(64)	(0.2)%

Total income tax expense	$11,680	38.2%

The tax effects of significant temporary differences which gave rise to the Company’s deferred tax assets and liabilities are as follows as of June 30, 2013:

Deferred tax assets relating to:
Net operating loss carryforwards	$11,511
Reserve for mortgage repurchases and indemnifications	1,086
Incentive compensation accrual	1,070
Deferred rent and leasehold improvements	317
Vacation accrual and contributions	47
Stock-based compensation	300

Total deferred tax assets	$14,331

Deferred tax liabilities relating to:
Property and equipment	$989
Intangible assets	293
Loans held for sale and related derivatives	1,628
MSRs	37,482

Total deferred tax liabilities	$40,392

Net deferred tax liabilities	$26,061

As of June 30, 2013, the Company had federal and state net operating loss carryforwards of approximately $30,135 and $26,295 respectively, available to offset taxable income and expiring from 2027 through 2033.

The Company has analyzed the impact of the Rule 144A equity offering that occurred on May 15, 2013 (as described in Note 17 “Capital Stock” within these audited financial statements) and has determined that an ownership change under Section 382 of the Internal Revenue Code (“Section 382 ownership change”) has not occurred. The Internal Revenue Service allows for the application of two approaches (the full value method and the hold constant principle) for valuing companies when identifying whether a Section 382 ownership change has occurred and requires that the taxpayers apply a consistent method from year to year. The Company applied the full value method in its valuation and analysis of the Section 382 ownership change and, as a result, determined that a Section 382 ownership change did not occur.

The Company experienced a Section 382 ownership change during 2012. Management has performed an analysis of the resulting annual limitation on the utilization of the Company’s net operating loss carryforwards and, based on that analysis, has determined that it is more likely than not that these net operating loss carryforwards will be utilized prior to their expiration. Accordingly, no valuation allowance has been established at June 30, 2013.

13. Income Taxes

During the three months ended September 30, 2013 and 2012, the Company recognized income tax expense of $807 and $5,825, respectively, which represents effective tax rates of 32.4% and 38.1%, respectively. During the nine months ended September 30, 2013 and 2012, the Company recognized income tax expense of $12,487 and $8,210, respectively, which represents effective tax rates of 37.8% and 38.1%, respectively. The decrease in the effective tax rates during 2013 resulted primarily from changes in the Company’s state apportionment factors during the three months ended September 30, 2013 due to its geographic expansion and resulting changes in loan origination volume mix in the various states it conducts business.

As of September 30, 2013, the Company had federal and state net operating loss carryforwards of $61,385 and $39,947, respectively. As of December 31, 2012, the Company had federal and state net operating loss carryforwards of $15,230 and $11,444, respectively. The increase in both the federal and state net operating loss carryforwards during the nine months ended September 30, 2013 was due primarily to increases in timing differences related to originated MSRs and derivative assets and liabilities (IRLCs and related forward MBS trades). Because the Company’s primary business activity consists of the origination and sale of mortgage loans with the retention of servicing rights, these sales typically result in the recognition of gains for book purposes. However, because the servicing retained by the Company constitutes normal servicing, as that term is defined in applicable income tax guidance of the Internal Revenue Code, these sales do not result in the recognition of a corresponding amount of taxable gain. Similarly, the Company’s IRLCs and related forward MBS trades are recorded as derivative financial instruments and changes in fair value are recorded for book purposes under GAAP. However, the IRLCs and forward MBS trades with respect to the IRLCs are not subject to mark-to-market adjustments for tax purposes. The Company’s federal and state net operating loss carryforwards are available to offset future taxable income and expire from 2027 through 2033.

The Company analyzed the impact of its private equity offering that occurred on May 15, 2013 (as further described in Note 15 “Capital Stock”) and determined that an ownership change under Section 382 of the Internal Revenue Code (“Section 382 ownership change”) did not occur. The Internal Revenue Service allows for the application of two approaches (the full value method and the hold constant principle) for valuing companies when identifying whether a Section 382 ownership change has occurred and requires that the taxpayers apply a consistent method from year to year. The Company applied the full value method in its valuation and analysis of the Section 382 ownership change and, as a result, determined that a Section 382 ownership change did not occur.

As a result of a significant investment made by holders of Series D convertible preferred stock (as further described in Note 15, “Capital Stock”) on March 9, 2012, the Company experienced a Section 382 ownership change. Management performed an analysis of the resulting annual limitation on the utilization of the Company’s net operating loss carryforwards and, based on that analysis, determined that it is more likely than not that these net operating loss carryforwards will be utilized prior to their expiration. Accordingly, no valuation allowance has been established at September 30, 2013.

N. INCOME TAXES

The components of income tax expense are as follows for the years ended December 31:

	2012	2011
Current income tax	$—	$(4,533)
Deferred income tax	10,724,261	1,703,985

	$10,724,261	$1,699,452

The following is a reconciliation of income taxes to the expected statutory federal corporate income tax rates for the years ended December 31:

	2012	2011
Statutory federal income tax	$9,733,376	$1,371,617
State tax, net of federal benefit	960,704	301,091
Non-deductible expenses	30,181	26,744

	$10,724,261	$1,699,452

The tax effects of significant temporary differences which gave rise to the Company’s deferred tax assets and liabilities are as follows at December 31:

	2012	2011
Deferred tax assets—
Net operating loss carryforwards	$5,843,603	$3,969,055
Liability for mortgage repurchases and indemnifications	735,478	—

	6,579,081	3,969,055

Deferred tax liabilities—
Fixed assets, intangibles and other	(873,674)	(126,244)
Loans held for sale and derivatives	(4,258,143)	(875,667)
Mortgage servicing rights	(15,828,479)	(6,623,196)

	(20,960,296)	(7,625,107)

Net deferred tax asset (liability)	$(14,381,215)	$(3,656,052)

As of December 31, 2012, the Company had federal and state net operating loss carryforwards of approximately $15.2 million and $11.4 million, respectively. As of December 31, 2011, the Company had federal and state net operating loss carryforwards of approximately $11.3 million and $7.5 million, respectively. These net operating loss carryforwards are available to offset taxable income and expiring from 2027 through 2032.

As a result of a significant investment by holders of Series D preferred stock on March 9, 2012, the Company experienced a change in ownership as that term is defined in Section 382 of the Internal Revenue Code and the regulations thereunder (“Section 382”). As a result of this change in ownership, utilization of certain tax attributes including net operating loss and other carryforwards are subject to annual limitations. In some cases, these annual limitations can result in net operating losses expiring before they are fully utilized. Management has determined that no valuation allowance is necessary for the recorded deferred tax assets as it has concluded that it is more likely than not that the recorded amounts will be realized.

The Company’s net operating loss carryforwards through March 9, 2012 (the “pre-change loss”) are subject to an annual limitation on their utilization going forward. The annual limitation as determined under Section 382 has been calculated to be approximately $700,000 permitting the utilization of approximately $14.1 million over the 20-year carryforward period. The amount of pre-change net operating loss carryforwards of approximately $12.4 million was less than this limitation. Therefore, management has determined that no adjustment is required to reduce the deferred tax asset in 2012 for potential expiring unused net operating loss carryforwards.